                                                                    EXHIBIT 25.1

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                           CHC Helicopter Corporation
               (Exact name of obligor as specified in its charter)

Canada                                                       98-0132572
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

4740 Agar Drive
Richmond, British Columbia, Canada                           V7B 1A3
(Address of principal executive offices)                     (Zip code)

                         CHC Helicopter Holdings Limited
               (Exact name of obligor as specified in its charter)

Canada                                                       Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

4740 Agar Drive
Richmond, British Columbia, Canada                           V7B 1A3
(Address of principal executive offices)                     (Zip code)


                       CHC Helicopters International Inc.
               (Exact name of obligor as specified in its charter)

Canada                                                       Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

4740 Agar Drive
Richmond, British Columbia, Canada                           V7B 1A3
(Address of principal executive offices)                     (Zip code)


                           Viking Helicopters Limited
               (Exact name of obligor as specified in its charter)


Canada                                                       Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

4740 Agar Drive
Richmond, British Columbia, Canada                           V7B 1A3
(Address of principal executive offices)                     (Zip code)

                       Canadian Helicopters (U.K.) Limited
               (Exact name of obligor as specified in its charter)

Scotland                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Buchan Road, Aberdeen Airport,
Dyce, Aberdeen AB21 7BZ,
Scotland
(Address of principal executive offices)                     (Zip code)


                               CHC Scotia Limited
               (Exact name of obligor as specified in its charter)

England                                                      Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

North Denes Airfield, Caister Road,
Great Yarmouth, NR30 5TF,
England
(Address of principal executive offices)                     (Zip code)


                            Brintel Holdings Limited
               (Exact name of obligor as specified in its charter)

Scotland                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Buchan Road, Aberdeen Airport,
Dyce, Aberdeen AB21 7BZ,
Scotland
(Address of principal executive offices)                     (Zip code)

                           Brintel Helicopters Limited
               (Exact name of obligor as specified in its charter)

Scotland                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

CHC House, Howe Moss Drive,
Kirkhill Industrial Estate,
Dyce, Aberdeen AB21 0GL,
Scotland
(Address of principal executive offices)                     (Zip code)


                             Flight Handling Limited
               (Exact name of obligor as specified in its charter)

Scotland                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

CHC House, Howe Moss Drive,
Kirkhill Industrial Estate,
Dyce, Aberdeen AB21 0GL,
Scotland
(Address of principal executive offices)                     (Zip code)


                        Bond Helicopter Services Limited
               (Exact name of obligor as specified in its charter)

Scotland                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

CHC House, Howe Moss Drive,
Kirkhill Industrial Estate,
Dyce, Aberdeen AB21 0GL,
Scotland
(Address of principal executive offices)                     (Zip code)

                          North Denes Aerodrome Limited
               (Exact name of obligor as specified in its charter)

England                                                      Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

North Denes Airfield, Caister Road,
Great Yarmouth, NR30 5TF,
England
(Address of principal executive offices)                     (Zip code)


                          Court Air (Proprietary) Ltd.
               (Exact name of obligor as specified in its charter)

Republic of South Africa                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

CT International Airport,
Cape Town,
South Africa
(Address of principal executive offices)                     (Zip code)


                  Court Helicopter Services (Proprietary) Ltd.
               (Exact name of obligor as specified in its charter)

Republic of South Africa                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

CT International Airport,
Cape Town,
South Africa
(Address of principal executive offices)                     (Zip code)

                     Court Flight Safety (Proprietary) Ltd.
               (Exact name of obligor as specified in its charter)

Republic of South Africa                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

CT International Airport,
Cape Town,
South Africa
(Address of principal executive offices)                     (Zip code)


                   CHC Helicopters (Africa) (Proprietary) Ltd.
               (Exact name of obligor as specified in its charter)

Republic of South Africa                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

CT International Airport,
Cape Town,
South Africa
(Address of principal executive offices)                     (Zip code)


                        Lloyd Helicopter Services Limited
               (Exact name of obligor as specified in its charter)

Scotland                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

CHC House, Howe Moss Drive,
Kirkhill Industrial Estate,
Dyce, Aberdeen AB21 0GL,
Scotland
(Address of principal executive offices)                     (Zip code)

                           Management Aviation Limited
               (Exact name of obligor as specified in its charter)

England                                                      Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

North Denes Airfield, Caister Road,
Great Yarmouth, NR30 5TF,
England
(Address of principal executive offices)                     (Zip code)


                       Lloyd Helicopter Services Pty. Ltd.
               (Exact name of obligor as specified in its charter)

Australia                                                    Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

45 Greenhill Road,
Wayville, South Australia, 5034,
Australia
(Address of principal executive offices)                     (Zip code)


                      Lloyd Offshore Helicopters Pty. Ltd.
               (Exact name of obligor as specified in its charter)

Australia                                                    Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

45 Greenhill Road,
Wayville, South Australia, 5034,
Australia
(Address of principal executive offices)                     (Zip code)

                     Lloyd Bass Strait Helicopters Pty. Ltd.
               (Exact name of obligor as specified in its charter)

Australia                                                    Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

45 Greenhill Road,
Wayville, South Australia, 5034,
Australia
(Address of principal executive offices)                     (Zip code)


                    Lloyd Helicopters International Pty. Ltd.
    (in its own capacity and as trustee for The Australian Helicopters Trust)
               (Exact name of obligor as specified in its charter)

Australia                                                    Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

45 Greenhill Road,
Wayville, South Australia, 5034,
Australia
(Address of principal executive offices)                     (Zip code)


                           Lloyd Helicopters Pty. Ltd.
               (Exact name of obligor as specified in its charter)

Australia                                                    Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

45 Greenhill Road,
Wayville, South Australia, 5034,
Australia
(Address of principal executive offices)                     (Zip code)

                       CHC Helicopters (Barbados) Limited
               (Exact name of obligor as specified in its charter)

Barbados                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Jalabash House, 12 Highgate Park,
St. Michael,
Barbados, W.I.
(Address of principal executive offices)                     (Zip code)


                         CHC Capital (Barbados) Limited
               (Exact name of obligor as specified in its charter)

Barbados                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Jalabash House, 12 Highgate Park,
St. Michael,
Barbados, W.I.
(Address of principal executive offices)                     (Zip code)


                         CHC Leasing (Barbados) Limited
               (Exact name of obligor as specified in its charter)

Barbados                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Jalabash House, 12 Highgate Park,
St. Michael,
Barbados, W.I.
(Address of principal executive offices)                     (Zip code)

                               CHC Ireland Limited
               (Exact name of obligor as specified in its charter)

Ireland                                                      Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Cork Airport,
County Cork,
Ireland
(Address of principal executive offices)                     (Zip code)


                                  CHC Sweden AB
               (Exact name of obligor as specified in its charter)

Sweden                                                       Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

c/o Archibald Advokatbyra KB,
Tulegatan 19, SE-103 63,
Stockholm,
Sweden
(Address of principal executive offices)                     (Zip code)


                               CHC Netherlands BV
               (Exact name of obligor as specified in its charter)

The Netherlands                                              Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Rokin 55,
1012 KK Amsterdam,
The Netherlands
(Address of principal executive offices)                     (Zip code)

                          Schreiner Luchtvaart Groep BV
               (Exact name of obligor as specified in its charter)

The Netherlands                                              Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Diamantlaan 1,
2132 WV Hoofddorp,
The Netherlands
(Address of principal executive offices)                     (Zip code)


                          Capital Aviation Services BV
               (Exact name of obligor as specified in its charter)

The Netherlands                                              Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Diamantlaan 1,
2132 WV Hoofddorp,
The Netherlands
(Address of principal executive offices)                     (Zip code)


                            Heli-One (Netherlands) BV
               (Exact name of obligor as specified in its charter)

The Netherlands                                              Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Diamantlaan 1,
2132 WV Hoofddorp,
The Netherlands
(Address of principal executive offices)                     (Zip code)

                                 CHC Airways BV
               (Exact name of obligor as specified in its charter)

The Netherlands                                              Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Diamantlaan 1,
2132 WV Hoofddorp,
The Netherlands
(Address of principal executive offices)                     (Zip code)


                        Schreiner Northsea Helicopters BV
               (Exact name of obligor as specified in its charter)

The Netherlands                                              Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Luchthavenweg 10,
1786 PP Den Helder,
The Netherlands
(Address of principal executive offices)                     (Zip code)


                             Heli-One Components BV
               (Exact name of obligor as specified in its charter)

The Netherlands                                              Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Hengelder 22
6902 PA Zevenaar
Holland
(Address of principal executive offices)                     (Zip code)

                            Heli-One Survival Limited
               (Exact name of obligor as specified in its charter)

Scotland                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

CHC House, Howe Moss Drive
Kirkhill Industrial Estate
Dyce, Aberdeen, AB21 0GL
Scotland
(Address of principal executive offices)                     (Zip code)


                           Schreiner Onroerend Goed BV
               (Exact name of obligor as specified in its charter)

The Netherlands                                              Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Diamantlaan 1,
2132 WV Hoofddorp,
The Netherlands
(Address of principal executive offices)                     (Zip code)


          Aviation Personnel Recruitment and Management (APRAM) Limited
               (Exact name of obligor as specified in its charter)

Republic of Cyprus                                           Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

1 Lampousas Str.,
1095 Nicosia,
Republic of Cyprus
(Address of principal executive offices)                     (Zip code)

                               Schreiner Tchad SA
               (Exact name of obligor as specified in its charter)

Republic of Chad                                             Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

Rue de Bordeaux, BP 5589,
N'Djamena,
Republique du Tchad
(Address of principal executive offices)                     (Zip code)


                               4083423 Canada Inc.
               (Exact name of obligor as specified in its charter)

Canada                                                       Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

4740 Agar Drive
Richmond, British Columbia, Canada                           V7B 1A3
(Address of principal executive offices)                     (Zip code)


                          Whirly Bird Services Limited
               (Exact name of obligor as specified in its charter)

Scotland                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

CHC House, Howe Moss Drive
Kirkhill Industrial Estate
Dyce, Aberdeen                                               AB21 0GL
(Address of principal executive offices)                     (Zip code)

                        CHC Helicopters (Mauritius) Ltd.
               (Exact name of obligor as specified in its charter)

Republic of Mauritius                                        Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

10 Frere Felix de Valoise Street,
Port Louise, Mauritius
(Address of principal executive offices)                     (Zip code)


                             Heliworld Leasing, Ltd.
               (Exact name of obligor as specified in its charter)

England                                                      Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

North Denes Airfield, Caister Road,
Caister on the Sea
Great Yarmouth, Norfolk, NR30 5TF,
England
(Address of principal executive offices)                     (Zip code)


                           ---------------------------

                   7-3/8% Senior Subordinated Notes due 2014
                       (Title of the indenture securities)

================================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


                       Name                                 Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State      One State Street, New York, N.Y.
     of New York                               10004-1417, and Albany, N.Y.
                                               12223

     Federal Reserve Bank of New York          33 Liberty Street, New York, N.Y.
                                               10045

     Federal Deposit Insurance Corporation     Washington, D.C.  20429

     New York Clearing House Association       New York, New York  10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195).

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of September, 2005.


                                               THE BANK OF NEW YORK


                                               By: /s/    VAN K. BROWN
                                                   -----------------------------
                                                   Name:  VAN K. BROWN
                                                   Title: VICE PRESIDENT

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                    In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..              $ 2,753,000
   Interest-bearing balances...........................                6,045,000
Securities:
   Held-to-maturity securities.........................                2,183,000
   Available-for-sale securities.......................               21,741,000
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices..............                5,486,000
   Securities purchased under agreements to resell.....                  192,000
Loans and lease financing receivables:
   Loans and leases held for sale......................                        0
   Loans and leases, net of unearned income............               32,953,000
   LESS: Allowance for loan and lease losses...........                  558,000
   Loans and leases, net of unearned
     income and allowance..............................               32,395,000
Trading Assets.........................................                6,114,000
Premises and fixed assets (including capitalized
   leases).............................................                  812,000
Other real estate owned................................                        0
Investments in unconsolidated subsidiaries and
   associated companies................................                  278,000
Customers' liability to this bank on acceptances
   outstanding.........................................                   68,000
Intangible assets:
   Goodwill............................................                2,039,000
   Other intangible assets.............................                  736,000
Other assets...........................................                5,237,000
                                                                     -----------
Total assets...........................................              $86,079,000
                                                                     ===========

                                                                  Dollar Amounts
                                                                    In Thousands
LIABILITIES
Deposits:
   In domestic offices.................................              $38,768,000
   Noninterest-bearing.................................               18,417,000
   Interest-bearing....................................               20,351,000
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................               26,246,000
   Noninterest-bearing.................................                  462,000
   Interest-bearing....................................               25,784,000
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic offices.........                1,224,000
   Securities sold under agreements to repurchase......                  126,000
Trading liabilities....................................                2,927,000
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                    1,245,000
Not applicable
Bank's liability on acceptances executed and
   outstanding.........................................                   69,000
Subordinated notes and debentures......................                1,440,000
Other liabilities......................................                5,976,000
                                                                     -----------
Total liabilities......................................              $78,021,000
                                                                     ===========

Minority interest in consolidated subsidiaries.......                    139,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus........                          0
Common stock...........................................                1,135,000
Surplus (exclude all surplus related to preferred
   stock)..............................................                2,089,000
Retained earnings......................................                4,716,000
Accumulated other comprehensive income.........                          -21,000
Other equity capital components.....................                           0
Total equity capital...................................                7,919,000
                                                                     -----------
Total liabilities, minority interest, and equity
   capital.............................................              $86,079,000
                                                                     ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi                )
Gerald L. Hassell              )              Directors
Alan R. Griffith               )